UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                 October 9, 2003
                        (Date of earliest event reported)

                             INSTAPAY SYSTEMS, INC.
                     (Name of Small Business in its Charter)


         UTAH             Commission File No. 0-17462          87-0404991
(State of incorporation)                                (I.R.S. Employer Number)

                       98 Shoreline Way Hampton, GA 30228
                    (Address of Principal Executive Officers)

     Registrant's telephone number (770) 471-4944; Fax number (770) 471-5686

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ITEM 5.  Other Events and Regulation FD Disclosure

The directors have unanimously agreed to add Mr. Thomas (Tom) Tesmer to the board of directors, effective immediately, as a replacement for Mr. Harvey Lalach, who stepped down earlier this year. Mr. Lalach had no dispute with the company relating to the company's operations or its policies and practices. Mr. Tesmer brings to the company over 30 years of senior management experience, primarily with companies in the payments industry.


ITEM 7.  Financial Statements and Exhibits

      (c)Exhibits  Exhibit 99.1  Press Release


SIGNATURE PAGE FOLLOWS

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2003                                  INSTAPAY SYSTEMS, INC.
                                                     (Registrant)

By:      /a/ Harry Hargens                           /a/ Aubrye A. Harris
         -----------------                           --------------------
             Harry Hargens                               Aubrye A. Harris
             President/ CEO/Director                     Director

         /a/ Frank De Santis                         /a/ Song Liping
         -----------------                           ---------------
             Frank De Santis                             Song Liping
             Director                                    Director

         /a/ R. B. Harris                            /a/ Greg Lewis
         -----------------                           --------------
             R.B.Harris                                  Greg Lewis
             Director                                    Director

         /a/ Tom Tesmer
         -----------------
             Tom Tesmer
             Director